COLUMBIA PROPERTY TRUST INVESTOR PRESENTATION 8.2019 1

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2019 guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2018, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on July 25, 2019. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of June 30, 2019. 052-CORPPRES1905 2

WHY INVEST? Gateway Office Growth Value Creation plus Portfolio Stability • Concentration in New • Substantial embedded • Local expertise York, San Francisco, same-store NOI and D.C. growth • Track record of redevelopment and • Strategic CBD • 98% leased with asset repositioning locations limited near-term expirations • Significant cash • Modernized properties spreads on leasing with boutique spaces • Attractive dividend yield and valuation • Select re-/development • Exceptional service disconnect vs. NAV projects underway and amenities • Commitment to strong balance sheet 3

DESIRABLE BUILDINGS IN PRIME LOCATIONS 333 Market St. 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 249 W. 17th 218 W. 18th San Francisco New York New York New York New York New York 650 California St. 116 Huntington Ave. San Francisco 95 Columbus 149 Madison 799 Broadway 250 Church St. Boston Jersey City, NJ New York New York New York (redevelopment) (development) (under contract) 221 Main St. San Francisco 1800 M Street Washington, D.C. 98% Leased University Circle Palo Alto, CA Market Square Washington, D.C. MARKETING FOR SALE Pasadena Corporate 80 M Street Park, Los Angeles Lindbergh Center Cranberry Woods Washington, D.C. Atlanta Pittsburgh, PA 4

LEADING GATEWAY SUBMARKETS NEW YORK SAN FRANCISCO WASHINGTON, D.C. 2.4M total SF 2.0M total SF 1.5M total SF 99% leased 98% leased 92% leased Data for properties owned in unconsolidated joint ventures presented at 100%. New York metrics exclude 799 Broadway and 250 Church Street. *Pending acquisition: under contract 5

A DIFFERENTIATED APPROACH • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • Exceptional service to tenants • Targeted capital investments 6

SECTOR-LEADING SAME-STORE NOI GROWTH • Strategic locations and renovations • 2.5 million SF •13.9% leases signed 2018 same-store • Best-in-class service 2017-2019 NOI growth1 and amenities • 42% average •8% - 10% • Creative rent roll cash leasing 2019 same-store management spreads NOI guidance 1Non-GAAP financial measure. See Appendix. 7

ILLUSTRATIVE NET ASSET VALUE ANALYSIS

(in thousands, except for per-share data)	Net Operating Income (Cash)	Cap Rate 5.00%		Cap Rate 4.75%
Q2 2019 Annualized – excluding Atlanta and Pittsburgh[1]	$197,000	$3,940,000		$4,147,000
Estimated Non-Gateway Value – Lindbergh Center & Cranberry Woods		350,000		375,000
Construction in Progress – 149 Madison & 799 Broadway (cost basis)		189,000		189,000
Debt @ 6.30.19		(1,415,000)		(1,415,000)
Working Capital (Net) @ 6.30.19		24,000		24,000
Planned Capital Expenditures[2]		(23,000)		(23,000)
Implied Net Asset Value – "Q2 Cash Paying"		$3,065,000		$3,297,000
Implied Net Asset Value – "Q2 Cash Paying" / Share		$26.24	A	$28.22
Contractual – not yet Cash Paying but beginning by year-end[3]	$11,000	$220,000		$232,000
Planned Capital Expenditures[4]		(49,000)		(49,000)
Implied Incremental Value from Contractual Leases		$171,000		$183,000
Implied Incremental Value from Contractual Leases / Share		$1.46	B	$1.57

Implied Value: "Q2" + "2019 Contractual" / Share

$27.70 C $29.79

A + B = C

Rents 5% - 10% below market across portfolio[5]

Note: Table includes non-GAAP financial measures. See Appendix.
[1]Adjusted for non-recurring revenues and expenses and mid quarter leasing activity.
[2]Committed capital for building projects and leasing costs for leases that are currently "cash paying".
[3]Includes leases that have not yet commenced or are in abatement as of 6/30/19 and begin paying cash by 12/31/19.
[4]Leasing costs for leases that are not yet "cash paying".
[5]Based on management's estimates.

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EMBEDDED GROWTH FROM SIGNED LEASES1 CASH RENT SF CURRENTLY IN NOT YET COMMENCEMENT TENANT PROPERTY MARKET (000s) ABATEMENT COMMENCED YEAR 2020 ط WeWork 149 Madison Avenue NY 115 2020 ط DocuSign 221 Main Street SF 48 2020 & 2019طط Pitchbook Data 315 Park Avenue South NY 34 2019 ط Snap 229 West 43rd Street NY 32 2020 ط Silversmith Capital 116 Huntington Boston 26 2019 ط Tradeshift 221 Main Street SF 24 2019 ط Fullscreen 315 Park Avenue South NY 17 2020 & 2019 ط Other abated leases 79 2021 - 2019 ط Other leases not yet commenced 76 Total Embedded NOI: Cash Rents beginning by year-end2 $9M $2M Total Embedded NOI: Cash Rents beginning beyond 20192 $2M $15M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2Non-GAAP financial measure. See Appendix. 9

ATTRACTIVE DIVIDEND YIELD DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% DEI KRC HPP BXP PGRE ESRT CXP SLG VNO As of 8.23.2019 1010

LIMITED NEAR-TERM ROLLOVER LEASE EXPIRATIONS BY YEAR (% OF ALR) 35% 30% 6.2 years 28% average remaining 25% lease term 20% 18% 15% AT&T at Lindbergh 12% 10% 10% 8% 7% 5% 6% 5% 4% 1% 0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028+ 11

REDEVELOPED PORTFOLIO Modest capital needs going forward Portfolio has recently received substantial renovations Properties now positioned among best-in-class for competitive sets 12

STRONG & FLEXIBLE BALANCE SHEET INVESTMENT DEBT MATURITES GRADE RATINGS 600  Mortgage Debt - JV  Bonds  Term Loans 3.88% Baa2 BBB  Line of Credit 500 Flexibility from Stable / Stable $300M Ratings undrawn term loan (2.55%4) 400 4.15% 3.65% 15% / 85% $347 Secured Unsecured 300 30% 200 Net Debt to 3.07%4 $350 $350 Real-Estate Assets1 $166 100 799 Broadway3 $150 Market $4.2 billion 6.70% Square5 DEBT OUTSTANDING ($M) OUTSTANDING DEBT $53 Unencumbered Assets 0 (92% of total portfolio)2 2019 2020 2021 2022 2023 2024 2025 2026 1 Non-GAAP financial measure; see Appendix. 2 Includes CXP’s interest in unconsolidated joint ventures. 3 Reflects 49.7% of the construction loan secured by 799 Broadway, which Columbia owns through an unconsolidated joint venture. 4 Effective rate on variable rate loan swapped to fixed. 5 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. 13

APPENDIX: Case Studies 315 PARK AVENUE SOUTH 332,000 sf NEW YORK Created a premier Midtown South office destination that commands premium rents • Acquired in 2015, with 17 of 20 floors vacant or rolling within two years at below market rents • Initiated a program of renovations and amenities to reposition as “best on Park Avenue South” • Achieved 301,000 SF of leasing to date, bringing property to 100% leased • Record rents for Park Avenue South corridor Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $2,600 $15,300 16.8% 14

80 M STREET 286,000 sf WASHINGTON, D.C. Increased NOI and achieved 94% leased through high-impact renovations • Former Class-B property leased to government contractors, with short-term leases and rates in low $40s • Launched building repositioning with transformative $3M lobby renovation ahead of major lease rollover • Rebranded property to compete with new construction and attract more creative tenant base • Increased rental rates by 20% while re-leasing 75% of building Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $640 $3,000 20.9% 15

221 MAIN STREET 380,000 sf SAN FRANCISCO Raised rents by 65%+ through targeted improvements and creative rent roll management • Acquired in 2014, with rents well below market, material vacancy, and over 30% roll within three years • Invested ~$7M in strategic renovations to appeal to fin-tech tenants • Created contiguous “vertical campus” through creative relocation and selective renewals • Reduced # of tenants by half while improving tenant quality and driving building to 99% leased • Took building from performance in-line with market, to now signing leases at 10% premium to market comps Performance Summary Stabilized Yield (mgmt.’s est.) 7.0% Value Creation @ 4.75% cap rate ~50% 16

799 BROADWAY Union Square and Greenwich Village NEW YORK Ground-up development of 12-story office building • Will contain 182,000 SF of boutique office space • Floor plates from 3,600 – 22,000 SF • 15’ ceilings, with floor-to-ceiling glass • Multiple private terraces and high-end amenities • Expected 2020 delivery • Partnering with Normandy Real Estate 17

149 MADISON Midtown South / NoMad NEW YORK Full-scale redevelopment underway, with entire office space leased to WeWork • 122,000 RSF of modernized office and retail space • Updating/upgrading infrastructure, interior and exterior finishes, and common areas • Renovation will capitalize on 14’+ slab-to-slab ceiling heights, oversized windows, and boutique-sized floorplates • Strong interest in remaining 6,600 SF of prime corner retail space on ground floor • WeWork’s expected occupancy late 2019 • ~6% expected yield on cost • $10-25 million of estimated value creation 18

250 CHURCH STREET (under contract) TriBeCa NEW YORK Complete re-development of 16-story office building • Will contain 235,000 SF of boutique office space • Floor plates from 8,300 – 16,600 SF • Walkable, amenity-rich neighborhood • Limited supply of high-end office space in submarket • Expected 2021 delivery • Partnering with Normandy Real Estate Preliminary renovation rendering 19

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 www.columbia.reit ir@columbia.reit 2020

DRAMATIC CASH LEASING SPREADS1 LEASE ROLLOVER TO ACHIEVE HIGHER RENTS 60% 52% 50% 40% 38% 36% 30% 20% 20% 19% 10% 0% 2015 2016 2017 2018 2019 YTD 1 Cash leasing spreads on existing properties excluding Westinghouse extension at Cranberry Woods. 21

JOINT VENTURES HIGHLIGHTS • Ability to increase scale in top markets on a University Circle 799 Broadway leverage-neutral basis • Current gross asset value of $2.7B • Potential to acquire additional assets in select gateway markets 114 Fifth Ave Market Square Joint Venture Ownership Interest Partner Property CXP Partners 55% 45% Allianz Real Estate University Circle, Silicon Valley 55% 45% Allianz Real Estate 333 Market Street, San Francisco 55% 45% Allianz Real Estate 1800 M Street, Washington, D.C. 49.5%* 49.5%* Allianz Real Estate 114 Fifth Avenue, New York 51% 49% Blackstone Market Square, Washington D.C. 49.7% 50.3% Normandy and partners 799 Broadway, New York *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 22

LEADERSHIP TEAM NELSON MILLS JIM FLEMING LINDA BOLAN DAVID CHEIKIN BILL CAMPBELL KELLY LIM DOUG MCDONALD MICHAEL SCHMIDT President and CEO Executive VP and CFO SVP, Property SVP, Strategic Real VP, Construction VP, Asset VP, Finance VP, Asset Management and Estate Initiatives Management Management Sustainability New York San Francisco DAVID DOWDNEY WENDY GILL KEVIN HOOVER AMY TABB RACHEL WILLIAMS ELKA WILSON MARK WITSCHORIK SVP, Head of Leasing SVP, Corporate SVP, Portfolio SVP, Business VP, Marketing & VP & Controller VP, Asset Operations and Chief Management and Development Communications Management Accounting Officer Transactions Washington, D.C. 23

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 6/30/19 Annualized Net Cash Provided by Operating Activities $ 28,437 $ 113,748 Straight line rental income 3,570 14,280 Depreciation of real estate assets (19,335) (77,340) Amortization of lease-related costs (5,964) (23,856) Gain on sale of real estate 41,918 167,672 Income from unconsolidated joint venture 2,214 8,856 Distribution of earnings from unconsolidated joint ventures (7,365) (29,460) Other non-cash expenses (2,956) (11,824) Net changes in operating assets & liabilities 7,228 28,912 Net Income (loss) $ 47,747 $ 190,988 Interest expense (net) 10,897 43,588 Income tax benefit 9 36 Depreciation of real estate assets 19,335 77,340 Amortization of lease-related costs 7,106 28,424 Adjustments from unconsolidated joint venture 14,143 56,572 EBITDA $ 99,237 $ 396,948 Amortization of lease-related costs (41,918) (167,672) EBITDAre $ 57,319 $ 229,276 Asset & property management fee income (1,898) (7,592) General and administrative – corporate 8,180 32,720 General and administrative – unconsolidated joint ventures 838 3,352 Straight line rental income (net) (3,329) (13,316) Above/below lease market amortization (net) (1,143) (4,572) Adjustments from unconsolidated joint venture (948) (3,792) Net Operating Income (based on cash rents) $ 59,019 $ 236,076 NOI from Atlanta & Pittsburgh (9,662) (38,648) Adjustment for Non-Recurring Revenues / Expenses (209) (836) Net Operating Income (based on cash rents) – Adjusted $ 49,148 $ 196,592 24

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES As of Period End (in thousands) 6/30/19 Debt - Consolidated $ 1,197,000 Debt – Columbia's share in unconsolidated joint ventures 218,326 Cash – consolidated (11,981) Cash – Columbia's share in unconsolidated joint ventures (23,453) Net Debt $ 1,379,892 Total Real Estate Assets – Consolidated $ 2,689,527 Buildings and Improvements - accumulated depreciation – consolidated 395,250 Intangible lease assets - accumulated depreciation – consolidated 78,234 Intangible lease origination costs – consolidated 91,744 less: Intangible lease liabilities - consolidated (42,350) Gross Real Estate Assets - Consolidated $ 3,212,405 Gross Real Estate Assets – Columbia’s share of properties in unconsolidated joint ventures 1,418,520 Gross Real Estate Assets - Total $ 4,630,925 25